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                                                                    Exhibit 10.4





                                  PLI INVESTORS INC.

                                  STOCK OPTION PLAN

                                      ARTICLE 1

                                       GENERAL

         1.1 PURPOSE.  The purpose of this PLI Investors Inc.  Stock Option
Plan (the "Plan") is to provide for certain key employees and/or directors of P. Leiner Nutritional Products Corp., a Delaware corporation and its subsidiaries and affiliates (collectively, the "Company"), each an indirect wholly-owned subsidiary of PLI Investors Inc., a Delaware corporation ("PLI"), an incentive
(I) to join and/or remain in the service of the Company and its subsidiaries,
(II) to maintain and enhance the long-term performance and profitability of PLI, the Company and their subsidiaries and affiliates and (III) to acquire a proprietary interest in the success of PLI, the Company and their subsidiaries.

         1.2 DEFINITION OF CERTAIN TERMS.

         (a) "Agreement" means an agreement issued pursuant to Section 2.1.

         (b) "Board" means the Board of Directors of PLI.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means the Committee appointed to administer the Plan in accordance with Section 13.

         (e) "Company" means P. Leiner Nutritional Products Corp., a Delaware corporation and its subsidiaries and affiliates.


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         (f) "Common Stock" means the shares of Class A common stock, par value
$.01 per share, of PLI and any other shares into which such common stock shall thereafter be exchanged by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

         (g) "Optionee" means an employee of the Company who has been awarded any Option under this Plan.

         (h) "Option" means a "nonqualified" stock option, as described in
Section 1.5, granted under the Plan.

         (i) The terms "parent corporation" and "subsidiary corporation" as used herein shall have the meaning given those terms in Code section 425(e) and
(f), respectively. A corporation shall be deemed a parent or a subsidiary only for such periods during which the requisite ownership relationship is maintained.

         (j) "Plan" means this PLI Investors Inc. Stock Option Plan.

         (k) "Termination With Cause," with respect to any Optionee, means termination by the Company of such Optionee's employment for: (I) misappropriation of corporate funds, (II) conviction of a felony or a crime involving moral turpitude, (III) willful violation of directions of the Chief Executive Officer or the Board of Directors of the Company, or (IV) gross negligence and wilful misconduct.

         1.3 ADMINISTRATION. (a) (i) Subject to Section 1.3(e), the Plan shall be administered by a committee of the Board which shall consist of at least two directors and which shall have the power of the Board to authorize awards under the Plan. The members


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of the Committee shall be appointed by, and may be changed from time to time in the discretion of, the Board.

         (ii) No person shall serve as a member of the Committee if such person is then. or was at any time within one year prior thereto, eligible for selection as a person to whom awards may be granted under the Plan, or under any other plan of PLI or any of its affiliates entitling the participants therein to acquire stock, stock options of PLI or any of its affiliates. The term "affiliate" as used in the preceding sentence means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, (I) controls PLI or (II) is controlled by, or is under common control with, PLI.

         (b) The Committee shall have the authority (I) to exercise all of the powers granted to it under the Plan, (II) to construe, interpret and implement the Plan and any Agreement executed pursuant to Section 2.1, (III) to prescribe, amend and rescind rules and regulations relating to the Plan, (IV) to make all determinations necessary or advisable in administering the Plan, and (V) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

         (c) The determination of the Committee on all matters relating to the Plan or any Agreement shall be conclusive.

         (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

         (e) Notwithstanding anything to the contrary contained herein: (I) until the Board shall appoint the members of the Committee, the Plan shall be administered by the


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Board; and (II) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan, with any members of the Board who are eligible to receive awards hereunder not participating in decisions relating to the Plan. In either of the foregoing events, the term "Committee" as used herein shall be deemed to mean the Board.

         1.4 PERSONS ELIGIBLE FOR AWARDS. Awards under the Plan may be made from time to time to such key employees of the Company as the Committee shall in its sole discretion select.

         1.5 TYPES OF AWARDS UNDER THE PLAN. Awards may be made under the Plan in the form of stock options which shall be "nonqualified" stock options subject to the provisions of section 83 of the Code, all as more fully set forth in
Article 2.

         1.6 SHARES AVAILABLE FOR AWARDS. (a) Subject to Section 3.4 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which Options may be awarded under the Plan shall be equal to the excess (if any) of (I) 100,000 shares over (II) the sum of (A) the number of shares subject to outstanding Options granted under the Plan, and (B) the number of shares previously issued pursuant to the exercise of Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, shares of Common Stock covered by Options granted under the Plan which expire or terminate for any reason shall again become available for award under the Plan.

         (b) Shares that are issued upon the exercise of Options awarded under the Plan shall be authorized and unissued or treasury shares of Common Stock.


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         (c) Without limiting the generality of the preceding provisions of this Section 1.6, the Committee may, but solely with the Optionee's consent, agree to cancel any award of Options under the Plan and issue new Options in substitution therefor, provided that the Options as so substituted shall satisfy all of the requirements of the Plan as of the date such new Options are awarded.

                                      ARTICLE 2

                                    STOCK OPTIONS

         2.1 AGREEMENTS EVIDENCING STOCK OPTIONS. (a) Options awarded under the Plan shall be evidenced by Agreements which shall not be inconsistent with the terms and provisions of the Plan, and which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. Without limiting the generality of the foregoing, the Committee may in any Agreement impose such restrictions or conditions upon the exercise of such Option or upon the sale or other disposition of the shares of Common Stock issuable upon exercise of such Option as the Committee may in its sole discretion determine. By accepting an award pursuant to the Plan each Optionee shall thereby agree that each such award shall be subject to all of the terms and provisions of the Plan, including, but not limited to, the provisions of Section 1.3(d).

         (b) Each Agreement shall set forth the number of shares of Common Stock subject to the Option granted thereby.

         (c) Each Agreement relating to Options shall set forth the amount payable by the Optionee to PLI upon exercise of the Option evidenced thereby. The Option exercise


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price per share of Common Stock of a "nonqualified" stock option shall be not less than $100 per share, adjusted as determined by the Committee to reflect changes in capitalization as contemplated by Section 3.4.

         2.2 TERM OF OPTIONS. Each Agreement shall set forth the period during which the Option evidenced thereby shall be exercisable, whether in whole or in part, such periods to be determined by the Committee in its discretion.

         2.3 EXERCISE OF OPTIONS. Subject to the provisions of this Article 2, each Option granted under the Plan shall be exercisable as follows:

         (a) An Option shall become exercisable at such times and subject to such conditions as the applicable Agreement may provide.

         (b) Unless the applicable Agreement otherwise provides, an Option granted under the Plan may be exercised from time to time as to all or part of the shares as to which such Option shall then be exercisable.


         (c) An Option shall be exercisable by the filing of a written notice of exercise with PLI, on such form and in such manner as the Committee shall in its sole discretion prescribe.

         (d) Any written notice of exercise of an Option shall be accompanied by payment of the exercise price for the shares being purchased. Such payment shall be made by certified or official bank check payable to PLI (or the equivalent thereof acceptable to the Committee). As soon as practicable after receipt of such payment,


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    PLI shall deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased.

         2.4 TERMINATION OF OPTIONS. (a) Notwithstanding anything to the contrary in this Plan, except as the Agreement may otherwise provide and as set forth in Section 2.4(b) and Section 2.4(d), Options granted to an Optionee (and already vested but not yet exercised) shall terminate on the earliest to occur of (I) the date which is 45 days after termination of his employment with the Company for any reason (other than death or disability in which case the Options shall terminate on the date which is 180 days after the date of such termination), (II) a sale or other disposition of 80% or more of the outstanding capital stock or substantially ail the assets of PLI ("Sale"), and (III) the merger or consolidation of the Company with or into any other corporation ("Merger") other than (X) a merger or consolidation in which the Company is the surviving corporation and the shares of its outstanding common stock are not changed into any other securities or property pursuant to such merger or consolidation, or (Y) a merger or consolidation with an affiliate of the Company following which those persons who owned directly or indirectly a majority of the outstanding shares of common stock of the Company immediately prior to such merger or consolidation will own a majority of the outstanding shares of common stock of the surviving corporation.

         (b) Notwithstanding anything to the contrary in this Plan, all Options granted to an Optionee shall immediately expire and cease to be exercisable and all rights granted to


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an Optionee under this Plan and such Optionee's Agreement shall immediately expire in the event of a Termination With Cause of the Optionee by the Company at any time.

         (c) Unless the applicable Agreement expressly provides otherwise, Options awarded to Optionees under the terms of the Plan will be exercisable only in accordance with the following vesting schedule:

                                                           Cumulative
                                                           Percentage of
    Applicable Date                                        Total Shares
    ---------------                                        ------------

    On the date of the applicable Agreement                     25%
    On the first anniversary of the date of the Agreement       50%
    On the second anniversary of the date of the Agreement      75%
    On the third anniversary of the date of the Agreement       100%

provided, however that in the event of a Sale or Merger any unexercised Options will be fully vested on the Closing Date of any such Sale or Merger. The Committee may modify this vesting schedule in any manner that it deems appropriate in any Agreement, and may provide different vesting schedules in different Agreements in its sole discretion. Except as otherwise provided herein, in the event that Optionee's employment with the Company is terminated for any reason prior to the date on which the Optionee's right to exercise the Options has fully vested pursuant to this Section 2.4(c), the Options will immediately cease to be exercisable with respect to any and all shares which have not vested as of the date of such termination.


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         (d) If at the time in question the Common Stock is not publicly traded on a national securities exchange or over-the-counter market, in the event that an Optionee's employment with the Company is terminated for any reason, the Company at its election, on giving ten days' written notice to Optionee, may (I) repurchase any and all shares of Common, Stock then owned by Optionee which were previously acquired by Optionee through exercise of Options granted under this Plan and (II) cancel any Options which have vested under the terms of the Plan but have not been exercised subject to payment of the purchase price described below. The purchase price payable by the Company to the Optionee on exercise of its right to repurchase under (d)(i) above will be the fair market value of the Common Stock held by the Optionee which is being repurchased, determined as of the date of the repurchase. The purchase price payable by the Company to Optionee on exercise of the right to cancel vested but unexercised Options under
(d)(ii) above will be the fair market value of the Options in question determined as of the date of the cancellations. In either of the above cases, the fair market value will be determined by the Board in its absolute discretion.

                                      ARTICLE 3

                                    MISCELLANEOUS

         3.1 AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS. (a) The Board may, without stockholder approval, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair any rights or obligations under any award theretofore made under the Plan without the consent of


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the person to whom such award was made.  Furthermore, except as and to the extent otherwise permitted by Section 3.4, no such amendment shall, without stockholder approval:

         (i) increase, beyond the amounts set forth in Section 1.6, the number of shares of Common Stock in respect of which awards may be granted;

         (ii) change the designation in Section 1.4 of the class of persons eligible to receive awards under the Plan; or

         (iii) extend the term of the Plan beyond the period set forth in
    Section 3.12.

         (b) With the consent of the Optionee and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Agreements with such Optionee, for example, to (I) accelerate the time or times at which an Option may be exercised or (II) extend the scheduled expiration date of the Option.

         3.2 NONASSIGNABILITY. No right granted to any Optionee under the Plan or under any Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution. During the life of the Optionee, all rights granted to the Optionee under the Plan or under any Agreement shall be exercisable only by him.

         3.3 WITHHOLDING OF TAXES. PLI or the Company shall be entitled to withhold an amount sufficient to satisfy any federal, state and other governmental tax requirements related thereto. Whenever, under the Plan, shares of Common Stock are to be delivered upon exercise of an Option, PLI shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental tax withholding requirements related thereto.


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         3.4 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  If and to the extent specified by the Committee, the number of shares of Common Stock which may be issued pursuant to the exercise of Options granted under the Plan may be appropriately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by PLI; provided, however, that any Options to purchase fractional shares of Common Stock resulting from any such adjustment shall be eliminated.
Adjustments under this Section 3.4 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

         3.5 RIGHT OF DISCHARGE RESERVED. Nothing in this Plan or in any Agreement shall confer upon any employee or other person the right to continue in the employment or service of the Company or affect any right which the Company may have to terminate the employment or service of such employee or other person.

         3.6 NO RIGHTS AS A STOCKHOLDER. No Optionee or other person holding an Option shall have any of the rights of a stockholder of PLI with respect to shares subject to an Option until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 3.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.


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         3.7 NATURE OF PAYMENTS. (a)  Any and all payments of shares of Common
Stock or cash hereunder shall be granted, transferred or paid in consideration of services performed by the Optionee for the Company.

         (b) All such grants, issuances and payments shall constitute a special incentive payment to the Optionee and shall not, unless otherwise determined by the Committee, be taken into account in computing the amount of salary or compensation of the Optionee for the purposes of determining any pension, retirement, death or other benefits under (I) any pension, retirement, life insurance or other benefit plan of the Company or (II) any agreement between the Company and the Optionee.


         3.8 NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Agreements, as to (I) the persons to receive awards under the Plan. and (II) the terms and provisions of awards under the Plan.

         3.9 OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan shall be deemed in any way to limit or restrict PLI, the Company, any subsidiary or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.


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         3.10 RESTRICTIONS. (a)  If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, if (I) the Committee is entitled under the Plan to make any payment in cash, Common Stock or both, and (II) the Committee determines that a Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, the Committee shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner aforesaid.

         (b) The term "Consent" as used herein with respect to any Plan Action means (I) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (II) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made


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and (III) any and all consents, clearances and approvals in respect of a Plan
Action by any governmental or other regulatory bodies.

         3.11 SECTION HEADINGS. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

         3.12 EFFECTIVE DATE AND TERM OF PLAN. (a) This Plan shall be deemed adopted and become effective upon the approval thereof by the Board; provided that, notwithstanding any other provision of this Plan, no Option awarded under the Plan shall be exercisable unless the Plan is approved, within 12 months before or after the date the Plan is adopted, by (I) the express consent of stockholders holding at least a majority of PLI's voting stock voting in person or by proxy at a duly held stockholders' meeting, or (II) the written consent of stockholders holding at least a majority of PLI's voting stock.

         (b) The Plan shall terminate 10 years after the earlier of the date on which it becomes effective or the date on which it is approved by the stockholders of PLI, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to the date on which the Plan terminates shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

         3.13 NOTICES. PLI has agreed to provide reasonable notice, designed to permit an Optionee the opportunities to exercise his Options, of the occurrence of (A) a Sale or (B) a Merger.




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